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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2005 relating to the consolidated financial statements and financial statement schedule of RadiSys Corporation, which appears in RadiSys Corporation's Annual Report on Form 10-K for the year ended December 31, 2005.

/s/ PricewaterhouseCoopers LLP
Portland, Oregon
August 30, 2006